Name of Registrant:
Franklin California Tax- Free Trust
File No. 811-04356

EXHIBIT ITEM No. 77C: Submission of matters to a vote of security holders

Meeting of Shareholders, March 21, 2007 and reconvened on April
11, 2007,
May 11, 2007 and May 18, 2007


A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007, May 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-
Proposals: to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin California Insured Tax-Free Income Fund's, Franklin California Intermediate-Term Tax-Free Income Fund's, Franklin California Limited-Term Tax-Free Income Fund's and Franklin California Tax-Exempt Money Fund's (each, a "Fund") fundamental investment restrictions (including several Sub-Proposals); and to approve the elimination of certain of the Funds' fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T.
LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Agreement and Plan of Reorganization providing for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, amendments to certain of the Funds' fundamental investment restrictions (including several Sub-Proposals), and the elimination of certain of the Funds' fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The Election of
Trustees:

   Name       For      % of     % of    Withheld    % of    % of
                      Outstan   Voted             Outstan  Voted
                       ding    Shares               ding   Share
                      Shares                       Shares    s
Harris J.   491,067,  57.156%  97.705%   11,536,6   1.343%  2.295
Ashton       133.293                       21.886               %
Robert F.   489,736,  57.001%  97.440%   12,867,3   1.498%  2.560
Carlson      413.471                       41.708               %
Sam Ginn    490,481,  57.088%  97.588%   12,121,9   1.411%  2.412
             783.640                       71.539               %
Edith E.    491,034,  57.152%  97.698%   11,568,8   1.347%  2.302
Holiday      878.744                       76.435               %
Frank W. T. 489,924,  57.023%  97.477%   12,679,5   1.476%  2.523
LaHaye       165.478                       89.701               %
Frank A.    491,057,  57.155%  97.703%   11,545,9   1.344%  2.297
Olson        828.376                       26.803               %
Larry D.    491,204,  57.172%  97.732%   11,399,5   1.327%  2.268
Thompson     159.439                       95.740               %
John B.     491,221,  57.174%  97.735%   11,381,8   1.325%  2.265
Wilson       948.901                       06.278               %
Charles B.  489,357,  56.957%  97.364%   13,246,6   1.542%  2.636
Johnson      055.844                       99.335               %
Gregory E.  490,713,  57.115%  97.634%   11,889,8   1.384%  2.366
Johnson      884.439                       70.740               %

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            81,696,067.621  51.790%    76.644%
Against         2,686,928.621   1.703%     2.521%
Abstain         8,213,300.540   5.207%     7.705%
Broker Non-    13,996,111.000   8.873%    13.130%
Votes
Total         106,592,407.782  67.573%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            22,553,533.626  54.005%    70.715%
Against           576,448.936   1.381%     1.808%
Abstain         1,578,432.970   3.779%     4.948%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,877.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
 Limited-                       ding     Shares
 Term Tax-                     Shares
Free Income
   Fund

For               638,027.496  60.210%    86.216%
Against             8,706.539   0.822%     1.177%
Abstain            47,668.812   4.498%     6.441%
Broker Non-        45,630.000   4.306%     6.166%
Votes
Total             740,032.847  69.836%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           351,873,927.872  53.427%    90.659%
Against        10,170,471.896   1.544%     2.620%
Abstain        12,776,777.940   1.940%     3.292%
Broker Non-    13,309,497.000   2.021%     3.429%
Votes
Total         388,130,674.708  58.932%   100.000%

Proposal 3.   To approve amendments to certain of the Funds'
fundamental investment restrictions (includes several Sub-
Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            63,193,389.358  40.060%    69.176%
Against         3,427,268.685   2.173%     3.752%
Abstain         5,344,010.220   3.388%     5.850%
Broker Non-    19,387,064.000  12.290%    21.222%
Votes
Total          91,351,732.263  57.911%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            22,027,330.271  52.745%    69.065%
Against         1,189,325.435   2.848%     3.729%
Abstain         1,491,759.826   3.572%     4.677%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,877.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           343,175,028.936  52.106%    89.506%
Against        13,021,155.352   1.977%     3.397%
Abstain        13,840,951.942   2.102%     3.609%
Broker Non-    13,375,092.000   2.031%     3.488%
Votes
Total         383,412,228.230  58.216%   100.000%

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            63,676,765.426  40.367%    69.705%
Against         2,916,407.715   1.849%     3.193%
Abstain         5,371,495.122   3.405%     5.880%
Broker Non-    19,387,064.000  12.290%    21.222%
Votes
Total          91,351,732.263  57.911%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            22,048,653.099  52.796%    69.132%
Against         1,012,677.975   2.425%     3.175%
Abstain         1,647,084.458   3.944%     5.164%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,877.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           346,220,536.771  52.569%    90.300%
Against         9,595,892.169   1.457%     2.503%
Abstain        14,220,707.290   2.159%     3.709%
Broker Non-    13,375,092.000   2.031%     3.488%
Votes
Total         383,412,228.230  58.216%   100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            63,405,881.337  40.195%    69.409%
Against         3,466,335.238   2.198%     3.794%
Abstain         5,092,451.688   3.228%     5.575%
Broker Non-    19,387,064.000  12.290%    21.222%
Votes
Total          91,351,732.263  57.911%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            21,878,542.417  52.389%    68.598%
Against         1,261,169.952   3.020%     3.954%
Abstain         1,568,703.163   3.756%     4.919%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,877.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
 Limited-                       ding     Shares
 Term Tax-                     Shares
Free Income
   Fund

For               586,090.547  55.309%    79.198%
Against            49,944.461   4.713%     6.749%
Abstain            58,367.839   5.508%     7.887%
Broker Non-        45,630.000   4.306%     6.166%
Votes
Total             740,032.847  69.836%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           345,165,133.284  52.409%    90.025%
Against        11,176,933.514   1.697%     2.915%
Abstain        13,695,069.432   2.079%     3.572%
Broker Non-    13,375,092.000   2.031%     3.488%
Votes
Total         383,412,228.230  58.216%   100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            64,006,825.885  40.576%    70.067%
Against         2,894,821.420   1.835%     3.169%
Abstain         5,063,020.958   3.210%     5.542%
Broker Non-    19,387,064.000  12.290%    21.222%
Votes
Total          91,351,732.263  57.911%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            21,816,410.421  52.240%    68.403%
Against         1,054,714.230   2.526%     3.307%
Abstain         1,837,290.881   4.399%     5.761%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,877.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
 Limited-                       ding     Shares
 Term Tax-                     Shares
Free Income
   Fund

For               586,090.548  55.309%    79.198%
Against            50,157.839   4.733%     6.778%
Abstain            58,154.460   5.488%     7.858%
Broker Non-        45,630.000   4.306%     6.166%
Votes
Total             740,032.847  69.836%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           345,551,979.062  52.467%    90.126%
Against         9,598,099.519   1.458%     2.504%
Abstain        14,887,057.649   2.260%     3.882%
Broker Non-    13,375,092.000   2.031%     3.488%
Votes
Total         383,412,228.230  58.216%   100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            62,859,556.318  39.849%    68.811%
Against         3,755,766.152   2.381%     4.112%
Abstain         5,349,345.793   3.391%     5.855%
Broker Non-    19,387,064.000  12.290%    21.222%
Votes
Total          91,351,732.263  57.911%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            21,653,331.633  51.850%    67.892%
Against         1,245,371.517   2.982%     3.905%
Abstain         1,809,712.382   4.333%     5.674%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,877.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
 Limited-                       ding     Shares
 Term Tax-                     Shares
Free Income
   Fund

For               586,090.547  55.309%    79.198%
Against            49,944.461   4.713%     6.749%
Abstain            58,367.839   5.508%     7.887%
Broker Non-        45,630.000   4.306%     6.166%
Votes
Total             740,032.847  69.836%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           337,234,497.667  51.204%    87.957%
Against        18,905,280.002   2.871%     4.931%
Abstain        13,897,358.561   2.110%     3.624%
Broker Non-    13,375,092.000   2.031%     3.488%
Votes
Total         383,412,228.230  58.216%   100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            63,298,160.881  40.127%    69.291%
Against         2,972,684.844   1.884%     3.254%
Abstain         5,693,822.538   3.610%     6.233%
Broker Non-    19,387,064.000  12.290%    21.222%
Votes
Total          91,351,732.263  57.911%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            22,112,452.064  52.949%    69.332%
Against         1,013,865.157   2.428%     3.179%
Abstain         1,582,068.311   3.788%     4.960%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,847.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           345,573,863.825  52.471%    90.132%
Against         9,359,326.692   1.421%     2.441%
Abstain        15,103,945.713   2.293%     3.939%
Broker Non-    13,375,092.000   2.031%     3.488%
Votes
Total         383,412,228.230  58.216%   100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            63,161,463.717  40.040%    69.141%
Against         3,006,141.170   1.906%     3.291%
Abstain         5,797,063.376   3.675%     6.346%
Broker Non-    19,387,064.000  12.290%    21.222%
Votes
Total          91,351,732.263  57.911%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            22,106,406.603  52.935%    69.313%
Against           996,171.720   2.385%     3.124%
Abstain         1,605,837.209   3.845%     5.034%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,877.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
 Limited-                       ding     Shares
 Term Tax-                     Shares
Free Income
   Fund

For               586,090.547  55.309%    79.198%
Against            49,944.461   4.713%     6.749%
Abstain            58,367.839   5.508%     7.887%
Broker Non-        45,630.000   4.306%     6.166%
Votes
Total             740,032.847  69.836%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           346,363,657.155  52.590%    90.338%
Against         9,829,730.896   1.493%     2.564%
Abstain        13,843,748.179   2.102%     3.610%
Broker Non-    13,375,092.000   2.031%     3.488%
Votes
Total         383,412,228.230  58.216%   100.000%


(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            64,506,977.091  40.893%    70.614%
Against         2,720,557.972   1.725%     2.978%
Abstain         4,737,133.200   3.003%     5.186%
Broker Non-    19,387,064.000  12.290%    21.222%
Votes
Total          91,351,732.263  57.911%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            22,242,275.026  53.260%    69.739%
Against           742,676.615   1.778%     2.329%
Abstain         1,723,463.891   4.127%     5.403%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,877.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
 Limited-                       ding     Shares
 Term Tax-                     Shares
Free Income
   Fund

For               582,214.976  54.943%    78.674%
Against            49,944.461   4.713%     6.749%
Abstain            62,243.410   5.874%     8.411%
Broker Non-        45,630.000   4.306%     6.166%
Votes
Total             740,032.847  69.836%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           348,666,804.565  52.940%    90.938%
Against         8,083,810.448   1.228%     2.108%
Abstain        13,286,521.217   2.017%     3.466%
Broker Non-    13,375,092.000   2.031%     3.488%
Votes
Total         383,412,228.230  58.216%   100.000%


Proposal 4.   To approve the elimination of certain of the Funds'
fundamental investment restrictions:

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Insured Tax-                    ding     Shares
Free Income                    Shares
   Fund

For            62,830,504.690  39.830%    68.779%
Against         3,672,545.039   2.329%     4.020%
Abstain         5,461,618.534   3.462%     5.979%
Broker Non-    19,387,064.000  12.290%    21.222%
Votes
Total          91,351,732.263  57.911%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Intermediat                     ding     Shares
e-Term Tax-                    Shares
Free Income
   Fund

For            21,807,401.871  52.219%    68.375%
Against         1,283,952.152   3.074%     4.026%
Abstain         1,617,061.509   3.872%     5.070%
Broker Non-     7,185,462.000  17.206%    22.529%
Votes
Total          31,893,877.532  76.371%   100.000%

 Franklin     Shares Voted      % of      % of
California                     Outstan    Voted
Tax-Exempt                      ding     Shares
Money Fund                     Shares

For           338,957,678.299  51.466%    88.406%
Against        16,747,018.561   2.543%     4.367%
Abstain        14,332,439.370   2.176%     3.739%
Broker Non-    13,375,092.000   2.031%     3.488%
Votes
Total         383,412,228.230  58.216%   100.000%